Exhibit 99.1

Contacts:
Press: Jeff Ferry jferry@infinera.com Infinera Corporation 408-572-5213	Investors/Analysts: Bob Blair bblair@infinera.com Infinera Corporation 408-716-4879

Infinera Corporation Reports First Quarter 2009 Financial Results

Revenues of $66.6 Million for the Quarter; Selected by Two Additional European Tier-One Customers

Sunnyvale, CA, April 21, 2009 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the first quarter ended March 28, 2009.

•

GAAP revenues for the first quarter of 2009 were $66.6 million compared to $86.2 million on an adjusted GAAP basis for the fourth quarter of 2008 and $95.5 million on an invoiced shipment basis in the first quarter of 2008.

•

GAAP gross margins for the quarter were 30%. Excluding non-cash stock-based compensation, non-GAAP gross margins were 31% in the first quarter of 2009 compared to 36% on an adjusted GAAP basis for the fourth quarter of 2008 and 45% on an invoiced shipments basis in the first quarter of 2008.

•

The GAAP net loss for the quarter was $24.3 million, or $0.26 per share. Excluding non-cash stock-based compensation, the net loss on a non-GAAP basis was $17.6 million or $0.19 per share, in the first quarter of 2009 compared to a net loss of $9.0 million, or $0.10 per share, on an adjusted GAAP basis in the fourth quarter of 2008 and net income of $12.6 million, or $0.13 per diluted share, on an invoiced shipments basis, for the first quarter of 2008.

Management Commentary

“The combination of macroeconomic effects and timing associated with some large deployments put downward pressure on our revenue and gross margins for the first quarter,” said Jagdeep Singh, president and chief executive officer of Infinera. “However, we saw continued momentum with tier-one carriers, as Infinera was selected by two additional European PTTs.

“In addition, we continue to experience a robust level of DWDM activity with carriers worldwide and see additional evidence that our unique PIC-based value proposition is resonating with existing customers and prospects,” said Singh. “We also continue to make significant strides in advancing our technology lead. As a result, we believe that we are well-positioned to resume top-line growth and improved bottom-line performance as the macroeconomic environment improves.”

The company noted the following Q1 highlights:

•	The selection of Infinera by the two new European-based Tier 1 carriers continues the company’s string of successes in Europe, begun almost 11 months ago with its win at Deutsche Telecom.

•	At the OFC tradeshow last month, Infinera successfully demonstrated its 400 Gbps PIC integrating ten 40Gbps channels.

•	Enabled by its new ILS2 line system, the company also won new deals that included submarine network routes, an important growth segment in the DWDM space.

Footnote: For an explanation of our use of Non-GAAP, Invoiced Shipments and Adjusted GAAP measures and a full reconciliation of these measures to our GAAP results, please see the section of the accompanying tables titled “GAAP to Non-GAAP, Invoiced Shipment and Adjusted GAAP Reconciliations.” We have not shown comparisons to our first quarter 2008 GAAP results because those results were significantly affected by the recognition of ratable product and related support and services revenue from shipments made prior to the first quarter of 2008, which we believe makes those comparisons less useful for investors. See our GAAP Condensed Consolidated Statements of Operations attached to this release for these GAAP to GAAP comparisons.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its first quarter results and second quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-866-457-5717. International parties can access the replay at +1-203-369-1295.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about our products and business and statements about our experiencing a robust level of DWDM activity with carriers worldwide, our seeing evidence that our PIC-based value proposition is resonating with existing customers and prospects, our continuing to make significant strides in advancing our technology lead, and our belief that we are well-positioned to resume top-line growth and improved bottom-line performance as the macroeconomic environment improves. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on February 17, 2009, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect invoiced shipments, adjusted GAAP revenue and exclude non-GAAP non-cash stock-based compensation. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP, Invoiced Shipments and Adjusted GAAP Reconciliations” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our first quarter of 2009 results, including an estimate of non-GAAP earnings for the second quarter of 2009 that excludes non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan in the period.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except share amounts)

(Unaudited)

	Three Months Ended
	March 28, 2009	March 29, 2008
Revenue:
Product	$59,148	$64,128
Ratable product and related support and services	1,469	72,386
Services	5,963	1,739

Total revenue	66,580	138,253
Cost of revenue (1):
Cost of product	43,865	39,665
Cost of ratable product and related support and services	730	35,831
Cost of services	2,015	1,190

Total cost of revenue	46,610	76,686
Gross profit	19,970	61,567
Operating expenses (1):
Sales and marketing	11,123	10,246
Research and development	21,997	18,293
General and administrative	10,127	8,417
Amortization of intangible assets	37	37

Total operating expenses	43,284	36,993
Income (loss) from operations	(23,314)	24,574
Other income (expense), net:
Interest income	918	3,303
Interest expense	—	(3)
Other gain (loss), net:	(1,814)	880

Total other income (expense), net	(896)	4,180
Income (loss) before provision of income taxes	(24,210)	28,754
Provision for income taxes	118	1,160

Net income (loss)	$(24,328)	$27,594

Net income (loss) per common share
Basic	$(0.26)	$0.30

Diluted	$(0.26)	$0.29

Weighted average shares used in computing net income (loss) per common share
Basic	94,275	91,250

Diluted	94,275	96,692

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended March 28, 2009 and March 29, 2008:

	Three Months Ended
	March 28, 2009	March 29, 2008
Cost of revenue	$379	$208
Research and development	1,732	1,223
Sales and marketing	1,414	850
General and administration	2,645	1,502

	6,170	3,783
Cost of revenue - amortization from balance sheet*	566	1,150

Total stock-based compensation expense	$6,736	$4,933

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

GAAP to Non-GAAP, Invoiced Shipment and Adjusted GAAP Reconciliations:

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 28, 2009
	GAAP	Stock Comp(1)		Non-GAAP
Revenue
Product and ratable revenue	$60,617	$—		$60,617
Services revenue	5,963	—	(a)	5,963

Total revenue	66,580	—		66,580
Cost of revenue	46,610	(945	)(d)	45,665

Gross profit	19,970	945		20,915
Gross margin	30%			31%
Operating expenses	43,284	(5,791)		37,493

Loss from operations	(23,314)	6,736		(16,578)
Other income (expense), net	(896)	—		(896)

Loss before provision for income taxes	(24,210)	6,736		(17,474)
Provision for income taxes	118	—		118

Net loss	$(24,328)	$6,736		$(17,592)

Net loss per common share:
Basic	$(0.26)			$(0.19)

Diluted	$(0.26)			$(0.18)*

Weighted average shares used in computing net loss per common share:
Basic	94,275			94,275

Diluted	94,275			97,592 *

(1)

See footnote to the Condensed Consolidated Statements of Operations for a summary of the effects of stock-based compensation related to employees and non-employees for the three months ended March 28, 2009.

*	Diluted shares used to calculate net loss per share on a non- GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 27, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$92,288	$(13,102	)(b)	$79,186	$—		$79,186
Services revenue	7,056	—		7,056	—		7,056

Total revenue	99,344	(13,102)		86,242	—		86,242
Cost of revenue	61,378	(4,951	)(e)	56,427	(904	)(f)	55,523

Gross profit	37,966	(8,151)		29,815	904		30,719
Gross margin	38%						36%
Operating expenses	44,930	—		44,930	(4,930	)(f)	40,000

Income (loss) from operations	(6,964)	(8,151)		(15,115)	5,834		(9,281)
Other income (expense), net	(428)	—		(428)	—		(428)

Income (loss) before income taxes	(7,392)	(8,151)		(15,543)	5,834		(9,709)
Provision for (benefit from) income taxes	(704)	—		(704)	—		(704)

Net income (loss)	$(6,688)	$(8,151)		$(14,839)	$5,834		$(9,005)

Net income (loss) per common share:
Basic	$(0.07)						$(0.10)

Diluted	$(0.07)						$(0.09)*

Weighted average shares used in computing net income (loss) per common share:
Basic	93,449						93,449

Diluted	93,449						97,167 *

*	Diluted shares used to calculate net loss per share on an Adjusted GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 29, 2008
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp		Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue
Product and ratable revenue	$136,514	$(42,747	)(c)	$93,767	$—		$93,767
Services revenue	1,739			1,739	—		1,739

Total revenue	138,253	(42,747)		95,506	—		95,506
Cost of revenue	76,686	(23,022	)(e)	53,664	(1,141	)(f)	52,523

Gross profit	61,567	(19,725)		41,842	1,141		42,983
Gross margin	45%						45%
Operating expenses	36,993	—		36,993	(3,575	)(f)	33,418

Income (loss) from operations	24,574	(19,725)		4,849	4,716		9,565
Other income (expense), net	4,180	—		4,180	—		4,180

Income (loss) before provision for income taxes	28,754	(19,725)		9,029	4,716		13,745
Provision for income taxes	1,160	—		1,160	—		1,160

Net income (loss)	$27,594	$(19,725)		$7,869	$4,716		$12,585

Net income (loss) per common share:
Basic	$0.30						$0.14

Diluted	$0.29						$0.13

Weighted average shares used in computing net income (loss) per common share:
Basic	91,250						91,250

Diluted	96,692						96,692

Use of Non-GAAP, Invoiced Shipments and Adjusted GAAP Information:

As described below, Infinera uses various non-GAAP, invoiced shipments and adjusted GAAP financial measures to supplement our condensed consolidated financial statements presented on a GAAP basis. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

Our usage of these non-GAAP, invoiced shipments and adjusted GAAP measures are further explained below:

•

Prior to the second quarter of 2008, in order to supplement our condensed consolidated financial statements presented on a GAAP basis, Infinera used invoiced shipment measures of operating results, net income and net income per share, which are adjusted to reflect invoiced shipments and exclude non-GAAP stock-based compensation and warrant revaluation expenses. Invoiced shipment measures reflected GAAP results adjusted for changes in our deferred revenue and deferred cost of inventory balances from the prior period. These adjustments to our GAAP results were made to provide both management and investors with an understanding of Infinera’s underlying operating results and trends as they would have been reflected had we established vendor specific objective evidence (VSOE) of fair value for our service offerings and not been required to recognize revenue ratably.

•

Effective April 2008, we had established VSOE of fair value for most of our service offerings. From the second quarter of 2008 to the fourth quarter of 2008, we have used adjusted GAAP measures of operating results, net income and net income per share. Adjusted GAAP results reflected our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Deferred services and deferred ratable and product revenue and cost amounts recorded after March 29, 2008 were not adjusted and were recognized on a GAAP basis in arriving at the adjusted GAAP results. We presented these non-GAAP measures of operating results, net income and net income per share, which included adjusted GAAP results and excluded non-GAAP stock-based compensation expense for these periods.

•

Beginning in the first quarter of 2009, we will use non-GAAP financial measures, which reflect our GAAP results and exclude stock-based compensation related expenses. All material deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results have been recognized in our GAAP results prior to December 27, 2008. Therefore, no further adjustments, other than the exclusion of stock-based compensation expense as described above, will be made to our GAAP revenue and cost of revenue on a go-forward basis.

(a)	As described above, no adjustments have been made to our GAAP revenue as recorded in our condensed consolidated statements of operations for the period ended March 28, 2009.

The table below provides a breakdown of our deferred revenue balance as recorded on our balance sheet as of March 28, 2009 for informational purposes only:

	Three Months Ended March 28, 2009
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$8,650	$4,177	$9,580	$22,407
Additions to deferred revenue	—	209	5,453	5,662
Amortization to revenue	(1,944)	(945)	(4,586)	(7,475)

Ending balance	$6,706	$3,441	$10,447	$20,594

Change in deferred revenue balance	$(1,944)	$(736)	$867	$(1,813)

(b)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in deferred services revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended December 27, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$21,752	$4,296	$6,408	$32,456
Additions to deferred revenue	—	1,086	7,577	8,663
Amortization to revenue	(13,102)	(1,205)	(4,405)	(18,712)

Ending balance	$8,650	$4,177	$9,580	$22,407

Change in deferred revenue balance	$(13,102)	$(119)	$3,172	$(10,049)

(c)	Adjustment amount represents the release of ratable and deferred product revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in deferred services revenue as these amounts relate to future service deliverables and are appropriately deferred.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended March 29, 2008
Deferred Revenue	Ratable and Product Revenue	Services Revenue	Total
(In thousands)
Beginning balance	$174,437	$—	$174,437
Additions to deferred revenue	29,639	4,561	34,200
Amortization to revenue	(72,386)	(756)	(73,142)

Ending balance	$131,690	$3,805	$135,495

Change in deferred revenue balance	$(42,747)	$3,805	$(38,942)

(d)	No adjustments, other than the exclusion of stock-based compensation expense, as described above have been made to our GAAP cost of revenue as recorded in our condensed consolidated statements of operations for the period ended March 28, 2009.

The table below provides a breakdown of our deferred inventory cost balance as recorded on our balance sheet as of March 28, 2009 for informational purposes only:

	Three Months Ended March 28, 2009
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$3,221	$1,016	$4,237
Additions to deferred cost of revenue	—	1	1
Amortized to cost of revenue	(419)	(317)	(736)

Ending balance	$2,802	$700	$3,502

Change in deferred inventory cost balance	$(419)	$(316)	$(735)

(e)	Adjustment amount represents the release of ratable and deferred product cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended December 27, 2008			Three Months Ended March 29, 2008
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total	Total
(In thousands)
Beginning balance	$8,172	$1,120	$9,292	$81,622
Additions to deferred cost of revenue	—	32	32	11,162
Amortized to cost of revenue	(4,951)	(136)	(5,087)	(34,184)

Ending balance	$3,221	$1,016	$4,237	$58,600

Change in deferred inventory cost balance	$(4,951)	$(104)	$(5,055)	$(23,022)

(f)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While this is a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

	Three Months Ended
	December 27, 2008	March 29, 2008
(In thousands)
GAAP stock-based compensation in cost of revenue	$308	$208
GAAP stock-based compensation in cost of revenue - amortization from balance sheet	739	1,150
Stock-based compensation not deferred to deferred inventory cost	—	215
Stock-based compensation previously recognized on invoiced shipment basis	(143)	(432)

Non-GAAP stock-based compensation in cost of revenue	$904	$1,141

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 28, 2009	December 27, 2008
ASSETS
Current assets:
Cash and cash equivalents	$153,371	$166,770
Short-term investments	79,927	68,232
Short-term restricted cash	31	720
Accounts receivable, net of allowance for doubtful accounts of $1,700 as of March 28, 2009 and December 27, 2008	44,837	69,354
Other receivables	952	1,085
Inventory	64,481	58,986
Deferred inventory costs	1,321	1,744
Prepaid expenses and other current assets	6,751	6,311

Total current assets	351,671	373,202
Property, plant and equipment, net	48,583	46,820
Intangible assets	1,209	1,276
Deferred inventory costs, non-current	2,181	2,493
Long-term investments	70,651	74,684
Long-term restricted cash	2,483	2,179
Other non-current assets	6,341	6,413

Total assets	$483,119	$507,067

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,258	$34,048
Accrued expenses	16,275	16,092
Accrued compensation and related benefits	9,453	13,472
Accrued warranty	5,392	5,205
Deferred revenue	13,708	14,683

Total current liabilities	73,086	83,500
Accrued warranty, non-current	4,310	4,735
Deferred revenue, non-current	6,886	7,724
Other long-term liabilities	6,551	5,645
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of March 28, 2009 and December 27, 2008
Issued and outstanding shares – 95,077 as of March 28, 2009 and 94,163 as of December 27, 2008	95	94
Additional paid-in capital	711,510	699,705
Accumulated other comprehensive loss	(4,253)	(3,598)
Accumulated deficit	(315,066)	(290,738)

Total stockholders’ equity	392,286	405,463

Total liabilities and stockholders’ equity	$483,119	$507,067

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 28, 2009	March 29, 2008
Cash Flows from Operating Activities:
Net income (loss)	$(24,328)	$27,594
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,878	2,616
Accretion of investment discount	14	(461)
Stock-based compensation expense	6,736	4,933
Put Rights	1,967	—
Unrealized holding gains for trading securities	(972)	—
Tax benefit from stock option transactions	—	235
Excess tax benefit from stock option transactions	—	(71)
Gain on disposal of assets	(15)	(332)
Other gain	—	(33)
Changes in assets and liabilities:
Accounts receivable	24,659	(3,989)
Inventory	(4,880)	(1,023)
Prepaid expenses and other current assets	(491)	410
Deferred inventory costs	668	22,805
Other non-current assets	59	(1,220)
Accounts payable	(5,276)	5,792
Accrued liabilities and other expenses	(2,899)	(9,529)
Deferred revenue	(1,813)	(38,943)
Accrued warranty	(238)	1,035

Net cash provided by (used in) operating activities	(2,931)	9,819
Cash Flows from Investing Activities:
Purchases of available-for-sale investments and restricted cash	(31,629)	(78,300)
Proceeds from sales of investments	—	58,636
Proceeds from maturities of investments	22,804	36,600
Proceeds from disposal of assets	49	332
Purchase of property and equipment	(5,960)	(2,481)

Net cash provided by (used in) investing activities	(14,736)	14,787
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	4,335	6,044
Excess tax benefit from stock option transactions	—	71
Repurchase of common stock	(8)	(3)

Net cash provided by financing activities	4,327	6,112

Effect of exchange rate changes on cash	(59)	3

Net change in cash and cash equivalents	(13,399)	30,721
Cash and cash equivalents at beginning of period	166,770	91,209

Cash and cash equivalents at end of period	$153,371	$121,930

Supplemental disclosures of cash flow information:
Cash paid for interest	$—	$3
Cash paid for income taxes	$942	$63

Infinera Corporation

Supplemental Financial Information

	Q1’07	Q2’07	Q3’07	Q4’07	Q1’08	Q2’08	Q3’08	Q4’08	Q1’09
Revenue	$66.7	$69.0	$80.4	$93.4	$95.5	$90.8	$80.9	$86.2	$66.6
Gross Margin %	35%	37%	43%	47%	45%	47%	42%	36%	31%

Invoiced Shipment Composition:
Domestic %	89%	84%	81%	81%	82%	78%	81%	73%	74%
International %	11%	16%	19%	19%	18%	22%	19%	27%	26%
Largest Customer %	57%	48%	28%	18%	31%	21%	27%	23%	30%

Cash Related Information:
Cash from Operations	$6.9	($0.8)	($2.0)	$18.9	$9.8	$5.6	$9.9	($5.4)	($2.9)
Capital Expenditures	$5.2	$3.6	$3.0	$8.5	$4.5	$4.8	$5.9	$7.8	$6.0
Depreciation & Amortization	$2.1	$2.0	$2.7	$2.7	$2.6	$2.9	$3.4	$4.1	$3.9
DSO’s	27	36	47	39	42	57	55	74	61

Inventory Metrics:
Raw Materials	$7.4	$8.8	$7.5	$10.5	$7.9	$9.2	$10.0	$9.1	$7.7
Work in Process	$31.6	$36.0	$34.8	$35.1	$40.6	$34.6	$35.8	$37.9	$43.2
Finished Goods	$18.4	$13.7	$14.8	$13.0	$10.7	$13.8	$12.8	$12.0	$13.6

Total Inventory	$57.3	$58.5	$57.1	$58.6	$59.2	$57.6	$58.6	$59.0	$64.5
Inventory Turns	3.0	3.0	3.2	3.4	3.5	3.3	3.2	3.8	2.8

Worldwide Headcount	617	646	668	711	799	853	889	937	962